United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 19, 2000


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


    Nova Scotia, Canada                 1-3793                    98-0085412
---------------------------          ------------              ---------------
(State or other jurisdict            (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


      Suite 505, 706 Seventh Avenue, S.W., Calgary, Alberta, Canada T2P 0Z1
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                 Not Applicable (Former name or former address,
                         if changed since last report.)



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                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.


Item 5.  Other Events

     Effective July 31, 2000, Mr. Kelly B. Johnson has resigned as Secretary, Treasurer and Chief Financial and Accounting Officer of the Company.

     Mr. David Blain, age 55, a Canadian Chartered Accountant, has been elected Secretary, Treasurer and Chief Financial and Accounting Officer of the Company effective August 1, 2000. Mr. Blain has been involved with accounting, income taxes, corporate planning and finance matters in Western Canada for the past 30 years. Mr. Blain is an independent consultant to oil and gas companies in the Calgary area and will serve the Company on a part-time basis. He has been associated with Clarkson Gordon & Co. and Hudson's Bay Oil & Gas Ltd. He served with Star Oil & Gas Ltd., a Calgary based oil and gas company, in various capacities from 1979 to 1997 and most recently was Vice President, Finance of that company.

Item 7.   Financial Statements, Pro Forma Financial Information and
                 Exhibits

          (c)    Exhibits  - None

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CANADA SOUTHERN PETROLEUM LTD.
                                              (Registrant)



                                        By  /s/ Ben  A. Anderson
                                                Ben  A. Anderson
                                                President


Date:  July 19, 2000